Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Citizens First Corporation
(Name of Registrant as Specified In Its Charter)
____________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 200
Bowling Green, Kentucky  42103

April 1, 2008

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders, which will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Thursday, May 15, 2008, at 5:00 p.m. CDT.  I sincerely hope that you will be able to attend the meeting and I look forward to seeing you.

The attached notice of the Annual Meeting and proxy statement describes the formal business to be transacted at the meeting.  We will also report on our operations for the year ended December 31, 2007 and the first quarter of 2008.  Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the meeting.

Please take this opportunity to become involved in the affairs of Citizens First Corporation.  Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible.  This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs.  If you decide later to attend the meeting, you may withdraw your proxy and vote your shares in person.

              Sincerely,

          /s/ Mary D. Cohron

Mary D. Cohron
President and Chief Executive Officer

CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 200
Bowling Green, Kentucky  42103

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2008

The 2008 Annual Meeting of Shareholders of Citizens First Corporation will be held on Thursday, May 15, 2008 at 5:00 p.m. CDT at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, for the following purposes:

1. To elect five persons to serve as Class I directors for three year terms ending in 2011 and until their successors are elected and qualify; and

2. To transact any other business as may properly come before the meeting or any adjournments of the meeting.

March 10, 2008 is the record date for the determination of shareholders entitled to notice of,  and to vote at, the Annual Meeting.  Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

We hope that you will be able to attend the meeting.  We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible.  Promptly returning your proxy card will help ensure the greatest number of shareholders are present, whether in person or by proxy.

If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person.  You may revoke your proxy at any time before the proxy is exercised.  Should you desire to revoke your proxy, you may do so as provided in the accompanying proxy statement.

By Order of the Board of Directors,

/s/ Mary D. Cohron

Mary D. Cohron, President

Bowling Green, Kentucky
April 1, 2008

CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 200
Bowling Green, Kentucky  42103

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held on May 15, 2008

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the 2008 Annual Meeting of Shareholders (the “Meeting”) of Citizens First Corporation (the “Company”) to be held on Thursday, May 15, 2008, at 5:00 p.m. CDT, and at any adjournments thereof.  The Company will pay the cost of proxy solicitation.  Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax or otherwise.  We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.  This proxy statement and the accompanying proxy card are being first sent or given to shareholders on or about April 1, 2008.

Voting Information

The close of business on March 10, 2008 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.  On the record date, there were 1,959,583 shares of common stock issued and outstanding and entitled to vote at the Meeting.  Each share of common stock is entitled to one vote on all matters that may come before the Meeting.  The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists. Abstentions and broker non-votes are not counted in determining the number of votes required for the election of a director or passage of any other matter submitted to shareholders.

If the accompanying proxy card is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon.  If no contrary directions are given, the shares will be voted:

•	FOR the nominees for director named in this proxy statement; and

•	In the discretion of the persons appointed as proxies as to all other matters properly brought before the Meeting and any adjournments thereof.

Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of Citizens First Corporation at the address shown above or by delivering a later dated proxy or by voting in person at the Meeting.

CORPORATE GOVERNANCE

Board of Directors

12 meetings of the Board of Directors were held during 2007.  All of our directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served.  We encourage each member of the Board of Directors to attend the annual meetings of shareholders. All of the directors attended the 2007 Annual Meeting of Shareholders.

The Board of Directors has determined that Jerry E. Baker, Barry D. Bray, Floyd H. Ellis, Sarah Glenn Grise, Chris Guthrie, John J. Kelly, III, Joe B. Natcher, Jr., Steve Newberry, Jack Sheidler, Wilson Stone, Fred Travis and Kevin Vance are “independent directors,” as such term is defined in NASD Rule 4200(a)(15).

Communications with Shareholders

Our Board of Directors welcomes communications from shareholders and has established a procedure for receipt of such communications.  Shareholders may send communications to the Board of Directors, or to any director in particular, in care of Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.  Any correspondence to the Board of Directors, or to any director in particular, will be forwarded by the Company to the addressee, without review by management.

Committees of the Board of Directors

In 2007, our Board of Directors had three standing committees:  the Audit Committee, the Compensation Committee and the Governance Committee.

The current members of the Audit Committee are Jerry Baker, Floyd H. Ellis, Sarah Glenn Grise, John J. Kelly, III, Jack Sheidler and Kevin Vance.  The Audit Committee held five meetings in 2007.

The current members of the Compensation Committee are Jerry E. Baker, Floyd H. Ellis, Wilson Stone, Jack Sheidler and Fred Travis.  The Compensation Committee met two times in 2007.

The current members of the Governance Committee are Chris Guthrie, John J. Kelly, III, Joe B. Natcher, Jr., Steve Newberry and Jack Sheidler.  The Governance Committee met four times in 2007.

Audit Committee

The Audit Committee consists of six directors, each of whom satisfies the independence requirements set forth in NASD Rules 4200(a)(15) and 4350 of the NASD.  The Board of Directors has also determined that Jerry Baker qualifies for and currently serves as the Committee’s “audit committee financial expert,” as defined in Item 401(e) of SEC Regulation S-B.  The Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of our independent public accountants.  It is also responsible for meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the audits of our independent auditors and any internal auditor.  In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the Board of Directors with respect to financial reporting and accounting practices, policies, controls and safeguards.

The Audit Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Audit Committee was attached to the proxy statement for the 2006 Annual Meeting of Shareholders.

Compensation Committee

The Compensation Committee consists of five directors, each of whom satisfies the independence requirements set forth in NASD Rule 4200(a)(15).  The Compensation Committee establishes the compensation arrangements for our executive officers.  The Committee also administers the Company’s stock option plans.  The Company’s executive management supports the Compensation Committee by preliminarily determining compensation increases and providing data to the Committee for analysis.  In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist the Committee.  All of the decisions with respect to the Company’s executive compensation are made by the Compensation Committee alone and may reflect factors and considerations other than, or that may differ from, the information and recommendations provided by management.

The Compensation Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the Charter of the Compensation Committee was attached to the proxy statement for the 2007 Annual Meeting of Shareholders.

Governance Committee

The Governance Committee consists of five directors, each of whom satisfies the independence requirements set forth in NASD Rule 4200(a)(15).   The Governance Committee identifies and recommends nominees for election to the Board, and oversees matters of corporate governance processes, including Board performance.  The Governance Committee operates pursuant to a written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Governance Committee was attached to the proxy statement for the 2006 Annual Meeting of Shareholders.

The Governance Committee's duties specifically include:

• screening and recommending candidates as nominees for election to the Board of Directors;
• overseeing the process whereby Board and committee performance is evaluated;
• overseeing the training and orientation of directors;
• recommending committee assignments;
• recommending the appropriate skills and characteristics required of new Board members; and
• overseeing compliance with the Company’s Code of Conduct.
The Governance Committee seeks to identify potential candidates for membership through existing members of the Board, senior management and other members of the community.  The Governance Committee also considers nominees proposed by the Company’s shareholders in accordance with the provisions contained in the Company’s Bylaws.  Under the Bylaws, any shareholder may nominate a person for election to the Company’s Board at the annual meeting of shareholders, provided that the nomination is received by the Company not less than 60 days prior to the date of the annual meeting of shareholders.  Each nomination submitted in this manner must include the name and address of the nominee(s) and his or her age, business and residence addresses, principal occupation, number of shares of our common stock beneficially owned, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee.  In addition, the nominating shareholder must provide his or her name and address and the number of shares of our common stock beneficially owned by the shareholder.

Candidates nominated to serve as directors will, at a minimum, in the Committee’s judgment,

• fulfill the needs of the Board of Directors at the time in terms of age, experience and expertise,
• possess the background and ability to contribute to the performance by the Board of its responsibilities through senior executive management experience and/or a record of relevant civic and community leadership, and

• be able to represent the interests of Citizens First Corporation and all of its shareholders.
The Governance Committee will consider and evaluate all candidates nominated through the process described above.

Code of Conduct

The Board of Directors has adopted a Code of Conduct that applies to our principal executive, financial and accounting officers and persons performing similar functions, as well as all other directors and employees.  The Company will provide to any person without charge, upon request, a copy of the Company’s Code of Conduct.  Requests should be directed to the Secretary of the Company, 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.

SHARE OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 10, 2008 (except as otherwise indicated below) regarding the beneficial ownership of our common stock by the only persons known by the Company to beneficially own more than five percent (5%) of the common stock, each director of the Company, each named executive officer listed in the Summary Compensation Table herein, and by all of our directors and executive officers as a group.  Except as otherwise noted, each person is the record owner of and has sole voting and investment power with respect to the shares of common stock shown as beneficially owned by them.  The percentage of beneficial ownership is calculated based on 1,959,583 shares of common stock outstanding as of March 10, 2008.

Name	Number of Shares Owned	Shares That May Be Acquired		Common Stock Beneficially Owned	Percent of Class Outstanding
		Upon Exercise of Options(1)	Upon Conversion of Preferred Stock(2)
Jerry E. Baker
Barry D. Bray (3)
Mary D. Cohron (4)
Floyd H. Ellis
Sarah Glenn Grise (5)
Chris Guthrie
John J. Kelly, III
Joe B. Natcher, Jr. (6)
Steve Newberry (7)
John T. Perkins (8)
Jack Sheidler
Wilson Stone (9)
Fred Travis
Kevin Vance
M. Todd Kanipe
Steve Marcum (10)
	83,009 21,884 54,584 23,722 5,695 500 525 17,072 3,779 12,651 23,883 10,873 100 2,230 2,154 3,000	3,230 1,576 18,368 3,230 2,128 1,576 2,128 3,230 500 1,576 2,128 2,128 500 500 13,094 -	- 18,203 11,377 11,377 - - - - - - 18,203 9,102 - - - -	86,239 41,663 84,329 38,329 7,283 2,076 2,653 20,302 4,279 14,227 44,214 22,103 600 2,730 15,248 3,000	4.4% 2.1% 4.2% 1.9% * * * 1.0% * * 2.2% 1.1% * * * *
Current directors and executive officers as a group (20 persons)	272,901	80,996	68,262	422,159	20.0%
Wellington Management Company, LLP (11)	198,369	-	-	198,369	10.1%
Wellington Trust Company, NA (12)	100,361	-	-	100,361	5.1%
Service Capital Partners, LP (13) Service Capital Advisors (13) Dory Wiley (13)	194,000 194,000 194,000	- - -	- - -	194,000 194,000 194,000	9.9% 9.9% 9.9%
Billy J. Bell	89,680	3,230	34,130	127,040	6.4%
________________*Less than 1%

*  Less   (1)  Represents shares which could be acquired from the exercise of any vested options within 60 days of March 10, 2008 (the record date of the Meeting).

                                                      5

(2)  Shares of preferred stock have a stated value of $31,992 per share and are convertible into shares of our common stock at a price of $14.06 per share.   Shares of preferred stock are owned by our directors as follows:  Barry D. Bray – 8 shares; Mary D. Cohron – 5 shares; Floyd H. Ellis - 5 shares; Jack Sheidler – 8 shares; Wilson Stone – 4 shares.

(3) Includes 7,000 shares held by Mr. Bray’s wife.

(4) Includes 10,000 shares of common stock held by Ms. Cohron’s husband and 11,377 shares of common stock that may be acquired by Ms. Cohron’s husband upon conversion of shares of preferred stock.

(5) Includes 1,357 shares held jointly with Ms. Grise’s husband.

(6) Includes 14,820 shares held jointly with Mr. Natcher’s wife and 2,252 shares held by Mr. Natcher’s children.

(7) Includes 3,779 shares held jointly with Mr. Newberry’s wife.

(8) Includes 3,500 shares held in an individual retirement account for the benefit of Mr. Perkins’ wife.

(9)  Includes 1,103 shares held in an individual retirement account for the benefit of Mr. Stone’s wife and 9,102 shares of common stock that may be acquired upon conversion of shares of preferred stock held jointly with Mr. Stone’s wife.

(10) Mr. Marcum’s employment with the Company terminated in January 2008.

(11)  Based upon information set forth in a Schedule 13G filed February 14, 2008 with the Securities and Exchange Commission by Wellington Management Company, LLP.  According to the filing, Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own shares held of record by clients of Wellington Management Company, LLP.  Wellington Management Company, LLP reports shared voting power and shared dispositive power with respect to these shares.  Wellington Management’s address is 75 State Street, Boston, Massachusetts  02109.

(12)  Based upon information set forth in a Schedule 13G filed February 14, 2008 with the Securities and Exchange Commission by Wellington Trust Company, NA.  According to the filing, Wellington Trust Company, NA, in its capacity as investment adviser, may be deemed to beneficially own shares held of record by clients of Wellington Management Company, LLP.  Wellington Management Company, LLP reports shared voting power and shared dispositive power with respect to these shares.  Wellington Trust’s address is 75 State Street, Boston, Massachusetts  02109.

(13)  Based upon information set forth in a Schedule 13G filed February 14, 2008 with the Securities and Exchange Commission.  According to the filing, Service Equity Partners, LP and Service Equity Partners (QP), LP are the record owners of the shares.  Service Capital Partners, LP is the general partner of Service Equity Partners, LP and Service Equity Partners (QP), LP.  Service Capital Advisors is the general partner of Service Capital Partners, LP and Dory Wiley is the principal of Service Capital Advisors.  According to the filing, Service Capital Partners, LP, Service Capital Advisors and Dory Wiley may be deemed the beneficial owners of the shares.  The address of Service Capital Partners, LP, Service Capital Advisors and Dory Wiley is 1700 Pacific Avenue, Suite 2020, Dallas, Texas  75201.

ELECTION OF DIRECTORS

The Company’s Amended and Restated Articles of Incorporation and Bylaws currently provide that the Board of Directors shall consist of not less than five nor more than eighteen directors and shall be divided into three classes, each consisting as nearly equal in number as practicable.  Presently, the Board has fourteen members, with Class I consisting of four directors and Class II and Class III consisting of five directors.

At the Meeting, shareholders will vote to elect five persons to serve in Class II of the Board of Directors to hold office for a term of three years expiring at the 2011 Annual Meeting of Shareholders and thereafter until their respective successors shall be duly elected and qualified.  The terms of Barry D. Bray, Sarah Glenn Grise, Chris B. Guthrie, John T. Perkins and Wilson Stone expire at the Meeting.  The Governance Committee has recommended, and the Board has approved, the nomination of these persons for re-election at the Meeting.  All of the nominees have agreed to serve if elected.  With each shareholder having one vote per share to cast for each nominee, the nominees receiving the greatest number of votes will be elected.

The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director.  If any nominee should become unavailable before the Meeting, the persons named in the enclosed proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors.  In addition, if any shareholder(s) shall vote shares for the election of a director or directors other than the nominees name above, or substitute nominees, the persons named in the enclosed Proxy or their substitutes, or a majority of them, reserve the right to vote for the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

The Board of Directors recommends that you vote FOR the proposed director nominees.

UNLESS A PROXY IS MARKED TO GIVE A DIFFERENT DIRECTION, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE ELECTION OF THE CLASS I DIRECTORS NAMED BELOW.

Name and Age	Director Since	Principal Occupation or Employment During Past Five or More Years
Class II Nominees For Election At The Meeting - Terms Expiring in 2011:
Barry D. Bray (62)	1999
Retired; Vice President and Chief Credit Officer of Citizens First Corporation and Citizens First Bank from January 1999 and February 1999, respectively, through June 2004; Executive Vice President and Chief Credit Officer of Trans Financial Bank from 1982 through 1998

Sarah Glenn Grise (51)	2002	Civic volunteer; formerly, General Manager of TKR Cable of Southern Kentucky
Chris B. Guthrie (41)	2004	President, Trace Die Cast, Inc.

John T. Perkins (65)	1998
Consultant to Citizens First Bank from January 2002; Vice President and Chief Operating Officer of Citizens First Corporation and Citizens First Bank from August 1998 and February 1999, respectively, through 2001; bank consultant from April 1995 to July 1998; Chief Operating Officer, Trans Financial Bank, from July 1973 to April 1995

Wilson Stone (55)	2002	Farmer and Board Trainer for Kentucky School Boards Association
The following table sets forth information relating to the Class II and Class III directors of the Company who will continue to serve as directors until the expiration of their respective terms of office.

Class III Directors Whose Terms Expire in 2009:
Jerry E. Baker (77)	1998	Chairman, Airgas Mid-America, Inc.
Mary D. Cohron (60)	1998
President and Chief Executive Officer of Citizens First Corporation and Citizens First Bank since August 1998 and February 1999, respectively; formerly Board Team Development Services Provider for Kentucky School Boards Association and strategic planning and business consultant

Floyd H. Ellis (81)	1998	Chairman of the Board of Directors of Citizens First Corporation and Citizens First Bank; Retired President and Chief Executive Officer, Warren Rural Electric Cooperative Corporation
John J. Kelly, III (73)	2003	Dentist
Dr. Kevin Vance (44)	2007	Senior Veterinarian and President of Hartland Animal Hospital

Class I Directors Whose Terms Expire in 2010
Joe B. Natcher, Jr. (50)	1998	Owner and Chief Executive Officer of Southern Foods, Inc.
Steve Newberry (46)	2007	President and Chief Executive Officer of Commonwealth Broadcasting
Jack Sheidler (51)	2002	Real estate developer
Fred Travis (73)	2007	Formerly Owner, Ideal Hardware Company and Barren County, Kentucky Judge Executive

Director Compensation

In 2007, we provided the following annual compensation to directors who are not employees:

Name	Earned or Paid in Cash($)	Stock Awards($)(1)	Total($)
Jerry E. Baker	$6,000	$2,285	$8,285
Billy J. Bell (2)	$5,000	$2,285	$7,285
Barry D. Bray	$6,000	$2,285	$8,285
Floyd H. Ellis	$5,000	$2,285	$7,285
Sarah Glenn Grise	$5,500	$2,285	$7,785
Chris Guthrie	$4,000	$2,285	$6,285
John J. Kelly, III	$7,000	$2,285	$9,285
Joe B. Natcher, Jr.	$5,000	$2,285	$7,285
Steve Newberry	$6,200	$2,285	$8,485
John T. Perkins	$6,000	$2,285	$8,285
Jack Sheidler	$6,000	$2,285	$8,285
Wilson Stone	$6,000	$2,285	$8,285
Fred Travis	$5,200	$2,285	$7,485
Kevin Vance	$5,200	$2,285	$7,485
__________

(1)  The stock option grants vest immediately on the grant date, expire on the tenth anniversary date, and remain exercisable until one year after termination of services or death.  A discussion of the assumptions used in calculating these values may be found in Note 14 to our 2007 audited financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2007.

(2) Mr. Bell resigned from the Board of Directors in March, 2008.

Our non-employee directors receive $500 per month for each month in which they attend a Board of Directors’ or Board committee meeting.  Directors may also receive community board fees ranging from $200 to $250 per meeting.  We also reimburse non-employee directors for the expenses they incur to attend the meetings.

In 2003, the Board of Directors adopted, and the shareholders approved, the 2003 Stock Option Plan for Non-Employee Directors.  This plan provides for the issuance to our non-employee directors of options to purchase up to an aggregate of 44,100 shares of our common stock.  Commencing with the 2004 annual meeting of shareholders and at each annual meeting of shareholders thereafter each non-employee director is granted an option to purchase 500 shares of common stock.  A total of 30,389 options have been granted under the 2003 Stock Option Plan.

Directors do not receive separate compensation for serving on the Board of Directors of Citizens First Bank.

                                                        9

EXECUTIVE OFFICERS

Our executive officers, as listed below, are subject to re-election annually and serve at the pleasure of the Board of Directors.

Name	Age	Present Positions with the Company and the Bank

Mary D. Cohron	60	President and Chief Executive Officer and Director of the Company and the Bank since August 1998 and February 1999, respectively
M. Todd Kanipe	39
Executive Vice President, Credit Administration and Finance and Principal Financial Officer of the Company and the Bank since January 2008; from 2004 through 2007, Executive Vice President and Chief Credit Officer of the Company and the Bank; from 1999 through 2003, Vice President and Trust Relationship Manager for the Bank

Kim Harmon	45	Senior Vice President and Principal Accounting Officer of the Company and the Bank since January 2008; from 1999 through 2007, Controller for the Company and the Bank
Carolyn Harp	62	Executive Vice President and Chief Operating Officer of the Company and the Bank since 2005; from 1999 through 2004, Chief Operating Officer of the Bank
Kim M. Thomas	37
Executive Vice President, Community Banking and Private Client Group of the Company and the Bank since January 2008; from 2005 through 2007, Executive Vice President and Chief Marketing Officer of the Company and the Bank; from 1999 through 2004, Vice President of Marketing and Commercial Banking Officer of the Bank

Dawn Forbes	38
Vice President – Finance of the Company and the Bank since January 2008; from November 2006 to January 2008, Vice President – Risk Management for the Company and the Bank; from January 2005 to November 2006, Chief Financial Officer of Kentucky Banking Centers, Inc.; and, from 1995 through 2004, various positions within the audit department of Farmers Capital Bank Corporation

Tonia Harris	41
Executive Vice President, Human Resources of the Company and the Bank since January 2008; Senior Vice President – Human Resources of the Company and the Bank from 2005 through 2007; from 2003 through 2005, Vice President of Service One Credit Union

EXECUTIVE COMPENSATION

The following table provides information concerning compensation paid or accrued by the Company and Citizens First Bank to or on behalf of our President and Chief Executive Officer and two other executive officers who had annual salary and bonus that exceeded $100,000 in 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total($)
Mary D. Cohron President and Chief Executive Officer	2007 2006	$198,488 $160,442	$22,744 $31,400	$19,282 $32,831	$21,400 $11,694	$261,914 $236,367
J. Steven Marcum(3) Former Executive Vice President, Chief Financial Officer and Treasurer	2007 2006	$146,438 $122,307	$21,466 $21,466	$11,016 $ 5,100	$12,772 $ 4,753	$191,692 $153,626
M. Todd Kanipe Executive Vice President, Credit Administration and Finance	2007 2006	$152,582 $128,354	$15,724 $22,255	$11,569 $26,265	$13,609 $ 6,428	$193,484 $183,302
________________
(1)           A discussion of the assumptions used in calculating these values may be found in Note 14 to our 2007 audited financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2007.

(2)           Other compensation for 2007 includes: (a) the match of up to 4% of the officer’s salary under the 401(k) Plan ($8,413 for Ms. Cohron, $6,298 for Mr. Marcum and $6,564 for Mr. Kanipe); (b) the cost of life insurance premiums paid on behalf of the officer ($1,476 for Ms. Cohron, $483 for Mr. Marcum and $333 for Mr. Kanipe); (c) the portion of the cost of health insurance coverage for such officer that is paid by Citizens First ($6,711 for Ms. Cohron, $5,991 for Mr. Marcum and $6,711 for Mr. Kanipe); (d) an automobile allowance of $4,800 for Ms. Cohron.

(3) Mr. Marcum’s employment with the Company terminated in January 2008.

Outstanding Equity Awards at Fiscal Year-End 2007

Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Mary D. Cohron	8,820(1) 3,822(2) 1,907(3)	- 1,911(2) 3,816(3)	$12.93 $13.65 $18.82	01/14/14 01/12/15 02/21/16
J. Steven Marcum	6,909(4)	3,455(4)	$16.51	11/23/15
M. Todd Kanipe	6,615(1) 2,499(2) 1,365(3)	- 1,250(2) 2,730(3)	$12.93 $13.65 $18.82	01/14/14 01/12/15 02/21/16
___________
(1) The options are exercisable in three equal annual installments commencing January 14, 2005.

(2) The options are exercisable in three equal annual installments commencing January 12, 2006.

(3) The options are exercisable in three equal annual installments commencing February 21, 2007.

(4) The options are exercisable in three equal annual installments commencing November 23, 2006.

Employment Agreements

The Company and Mary D. Cohron entered into an employment agreement effective January 1, 2005, which provides for the employment of Ms. Cohron as our President and Chief Executive Officer.  The agreement is for a term of four years and will be automatically renewed on January 1, 2008 for a new three year term unless either party gives notice to the other of the intent not to renew.  The agreement provides for payment to Ms. Cohron of an annual salary to be established by the Board of Directors at the commencement of each year.  The agreement may be terminated by the Company upon 60 days notice for cause (as defined in the agreement) and without cause.  In the event the agreement is terminated without cause, we will be obligated to pay Ms. Cohron the value of accrued fringe benefits through the date of termination and compensation equal to 12 months’ salary.  Ms. Cohron may voluntarily terminate her employment upon 60 days notice.  In the event of Ms. Cohron’s termination of employment prior to the natural expiration of the agreement, Ms. Cohron will be prohibited for one year from rendering any services to any banking institution in Warren County and any contiguous county.

The Company is a party to an employment agreement with M. Todd Kanipe which provides for Mr. Kanipe’s employment by us as Executive Vice President and Chief Credit Officer.  The agreement provides for the payment to Mr. Kanipe of an annual salary to be established by the President at the commencement of each year.  The employment agreement may be terminated by us for cause (as defined in the agreements) and without cause.  In the event the agreement is terminated without cause, we will be obligated to pay Mr. Kanipe the value of accrued fringe benefits through the date of termination and compensation equal to 90 days’ salary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of holdings and transactions in our Common Stock with the Securities and Exchange Commission.  Based on our information, we believe that all Section 16(a) Securities and Exchange Commission filing requirements applicable to our directors, officers and other beneficial owners for 2007 were timely met except as follows:  Messrs. Newberry, Travis and Vance did not timely file their Form 3s and Mr. Baker filed late one Form 4.

CERTAIN TRANSACTIONS

Through Citizens First Bank, we have had and expect in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their associates, including members of their families, corporation, partnerships or other organizations in which the directors and officers have a controlling interest.  It is our policy that these loans and other transactions be on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties.  We do not expect these transactions to involve more than the normal risk of collectibility nor present other unfavorable features to us.  Loans to individual directors and officers must also comply with our lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of the loan application.  Our policy is that all of our transactions with our affiliates will be on terms no less favorable to us than could be obtained from an unaffiliated third party and will be approved by a majority of disinterested directors.

AUDIT COMMITTEE REPORT

The following is the Report of the Audit Committee regarding the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-KSB.

The Audit Committee has reviewed and discussed with our management the Company’s audited financial statements as of December 31, 2007 and 2006 and for each of the years in the two-year period ended December 31, 2007.  The Audit Committee also reviewed and discussed with Crowe Chizek and Company LLC, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified and supplemented, relating to the conduct, scope and results of the audit.  The Audit Committee has received written disclosures and the letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with Crowe Chizek and Company LLC their independence.

Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that, and the Board of Directors has approved, the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2007.

Members of the Audit Committee:

Jack Sheidler, Chairman

Jerry Baker

Floyd H. Ellis

Sarah Glenn Grise

John J. Kelly, III

Kevin Vance

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for appointing, setting compensation and overseeing the work performed by the Company's independent auditor.

The Audit Committee of the Board of Directors has approved the appointment of Crowe Chizek and Company LLC to serve as the Company’s independent auditors for the Company for the year ending December 31, 2008.  A  representative of Crowe Chizek and Company LLC will be present at the Meeting and will have the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions from shareholders.

Audit Fees

During the years ended December 31, 2007 and December 31, 2006, the Company incurred the following principal independent auditor fees:

	2007	2006
Audit Fees (1)	$73,790	$263,425
Audit-Related Fees (2)	4,875	58,793
Tax Fees (3)	20,600	29,533
All Other Fees (4)	5,083	0
Total Fees	$104,348	$351,751

(1)
Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-KSB and quarterly reports on Form 10-QSB.  For 2006, also includes review of registration statements, issuance of comfort letters and control procedures.

(2)	Includes services for consultation on various accounting matters. For 2006, also includes services for audits conducted in connection with the acquisition of Kentucky Banking Centers.
(3)	Includes fees for tax return preparation, tax consulting and quarterly estimated income tax calculations.
(4)	Includes fees paid for consulting services provided relating to compliance with Sarbanes Oxley Section 404.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company.  The policy requires that all services that the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Committee.  The Committee approved all audit and non-audit services provided by Crowe Chizek during fiscal year 2007 prior to Crowe Chizek performing such services.

SHAREHOLDER PROPOSALS FOR NEXT YEARS’ MEETING

Any proposal that a shareholder may desire to be included in the Board of Directors’ proxy statement for presentation at the 2009 annual meeting of shareholders must be received not later than December 3, 2008 in order to be considered for inclusion.  All such proposals should be sent to the Secretary of Citizens First Corporation at 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.  After this date, a shareholder who intends to raise a proposal to be acted upon at the 2009 annual meeting of shareholders but who does not desire to include the proposal in the 2009 proxy statement, must inform the Company in writing no later than March 20, 2009.  Shareholder proposals submitted after March 20, 2009 will be considered untimely under our Bylaws and the Board may exclude such proposals from being acted upon at the 2009 annual meeting of shareholders.  If the Board of Directors elects not to exclude such proposals from consideration at the meeting (although not included in the proxy statement), the proxy solicited by us for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

ANNUAL REPORT

We will provide without charge to any shareholder, upon written request, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, which includes financial statements and financial statement schedules, which is required to be filed with the Securities and Exchange Commission.  Written requests should be directed to Kim Harmon, Citizens First Corporation, at 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103, or at telephone number (270) 393-0700.

OTHER MATTERS

The Board of Directors does not know of any other matters that may be brought before the Meeting.  If, however, any such other matters are presented, the persons named in the accompanying proxy card or their substitutes will vote such proxy according to their best judgment on such matters.

By Order of the Board of Directors

/s/Mary D. Cohron

Mary D. Cohron, President

April 1, 2008

All shareholders who do not expect to attend the Meeting are urged to complete, date, sign, and return the accompanying proxy card in the return envelope enclosed for that purpose.